                                 EXHIBIT 10.6



                                LEASE AGREEMENT

                                 by and between

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                                  ("Landlord")

                                      and

                      INTERNATIONAL NETWORK SERVICES, INC.

                                   ("Tenant")

     for the premises at 328 and 330 Gibraltar Drive, Sunnyvale, California

                                LEASE AGREEMENT

     1.   PARTIES

          THIS LEASE (the "Lease"), dated December 8, 1997 (the "Execution Date"), is entered into by and between John Hancock Mutual Life Insurance Company, a Massachusetts corporation ("Landlord") and International Network Services, Inc., a California corporation ("Tenant").

     2.   PREMISES

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain buildings known as 328 Gibraltar Drive and 330 Gibraltar Drive, also known collectively as 1269 Innsbruck Drive, Sunnyvale, California, consisting of approximately sixteen thousand two hundred thirty-two (16,232) square feet and approximately nineteen thousand nine hundred ninety-six (19,996) square feet, respectively (collectively, the "Premises"). The Premises are located on that certain real property more particularly described in the attached Exhibit A (the "Land". Landlord also grants to Tenant the non-exclusive use of the Outside Areas (as defined in Section 3(L)), subject to the terms and conditions of this Lease.

     3.   DEFINITIONS

          A. Alterations. Any alterations, additions or improvements made in, on
             -----------
or about the Premises after the Commencement Date, including without limitation lighting, heating, ventilating, air conditioning, electrical, partitioning, drapery and carpentry installations.

          B. CC&R's. That Declaration of Protective Covenants for Moffett
             ------
Industrial Park No. 1 dated as of January 4, 1968 and recorded January 5, 1968 in Book 7985, Page 605 in the Official Records of Santa Clara County, California, as the same may be amended from time to time. The CC&R's in effect as of the Execution Date are attached as Exhibit B.
                                         ----------

          C. Commencement Date. The Commencement Date of this Lease shall be the
             -----------------
first day of the Lease Term, as determined in accordance with Section 4(B).

          D. Environmental Damages. As defined in Section 37(A)(i).
             ---------------------

          E. Environmental Laws. As defined in Section 37(A)(ii).
             ------------------

          F. Hazardous Substances. As defined in Section 37(A)(iii).
             --------------------

          G. HVAC. Heating, ventilating and air conditioning.
             ----

          H. Interest Rate. The rate of interest publicly announced from time to
             -------------
time by Bank of America National Trust and Savings Association in San Francisco, California, as its

Reference Rate, plus three percentage points, but in no event to exceed the maximum rate permitted by Law.

          I. Landlord's Agents.  Landlord's authorized agents, directors,
             -----------------
officers and employees.

          J. Laws.  Any law, statute, ordinance, regulation, requirement, order,
             ----
decree, decision or direction of any governmental or quasi-governmental authority now or subsequently in force.

          K. Monthly Rent.  The rent payable pursuant to Section 5(A), as
             ------------
adjusted from time to time pursuant to the terms of this Lease.

          L. Outside Areas.  All areas and facilities outside the Premises but
             -------------
within the boundaries of the Land, including without limitation parking areas, access and perimeter roads, sidewalks, landscaped areas, service areas, trash disposal facilities and similar areas, improvements and facilities installed by or with the approval of Landlord.

          M. Real Property Taxes. Any form of assessment, license, fee, rent
             -------------------
tax, levy, penalty (if a result of Tenant's delinquency) or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes) imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof relating to the Land or the Premises, whether such tax is: (i) determined by the area of the Premises or the Land or any part thereof or the Rent and other sums payable by Tenant, including without limitation any gross income or excise tax levied by any of the above authorities with respect to receipt of such Rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises or the Land; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises or the Land whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area.

          N. Release.  As defined in Section 37(A)(iv).
             -------

          O. Rent. Monthly Rent plus the Additional Rent defined in Section 5(C)
             ----

          P. Sublet. Any transfer, sublet, assignment of Tenant's, license or
             ------
hypothecation of Tenant's interest in the Lease, or in all or any portion of the Premises.

          Q. Subrent. Any consideration of any kind received, or to be received,
             -------
by Tenant from a Subtenant if such sums are related to Tenant's interest in this Lease or in the Premises.

          R. Subtenant.  The person or entity with whom a Sublet agreement is
             ---------
proposed to be or is made.

          S. Tenant Improvements. Those certain improvements to the Premises to
             -------------------
be constructed pursuant to the Work Letter Agreement attached as Exhibit C.
                                                                 ----------

          T. Tenant Improvements Allowance. The allowance provided by Landlord
             -----------------------------
for the construction of the Tenant Improvements, as described in Exhibit C.
                                                                 ---------

          U. Tenant's Personal Property.  Tenant's trade fixtures, furniture,
             --------------------------
equipment and other personal property in the Premises.

          V. Term. The Initial Term and the Optional Term if any, of this Lease,
             ----
as set forth in Sections 4(A), and 4(E), respectively.


     4.   LEASE TERM

          A. Initial Term.  The initial Term ("Initial Term") of this Lease
             ------------
shall be a period of approximately seven years, commencing on the Commencement Date and ending seven years from the Second Occupancy Date (defined in Section 4(D) below).


          B. Commencement Date. The Commencement Date shall be the date which is
             -----------------
60 days from the date that Landlord delivers possession of the Premises at 328 Gibraltar Drive to Tenant. Landlord and Tenant anticipate that the Commencement Date will occur on or about March 1, 1998. In no event, however, will the Commencement Date be earlier than March 1, 1998.

          C. Commencement Date Memorandum. When the actual Commencement Date is
             ----------------------------
determined, the parties shall execute a Commencement Date Memorandum setting forth such date in the form of the attached Exhibit D.
                                            ---------

          D. Early Entry.
             -----------

             (i) Tenant shall be permitted to enter the Premises prior to the Commencement Date, and upon delivery of possession by Landlord, for the purpose of constructing the Tenant Improvements, installing Tenant's Personal Property in the Premises and otherwise preparing the Premises for Tenant's occupancy. Such early entry shall be at Tenant's sole risk and shall be subject to all the terms and provisions of this Lease, except for the payment of Rent, which shall commence on the Commencement Date with respect to the Premises at 328 Gibraltar Drive and on the date (the "Second Occupancy Date") which is sixty (60) days from the date that Landlord delivers possession of the Premises at 330 Gibraltar Drive to Tenant with respect to such portion of the Premises. In no event, however, will the Second Occupancy Date be earlier than April 1, 1998. Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord reasonably shall deem appropriate and shall have the right to require that Tenant execute an early entry agreement containing such conditions prior to Tenant's early entry.

             (ii) Landlord anticipates that Landlord will be able to deliver possession of the Premises at 328 Gibraltar Drive to Tenant on or about January 1, 1998 and will be able to deliver possession of the Premises at 330 Gibraltar Drive to Tenant on or about February 1, 1998.

Tenant agrees that if Landlord, for any reason whatsoever, is unable to deliver possession of the Premises at 328 Gibraltar Drive by January 1, 1998 or if Landlord is unable to deliver possession of the Premises at 330 Gibraltar Drive by February 1, 1998. Landlord shall not be liable to Tenant for any loss or damage therefrom, nor shall this Lease be void or voidable. If, however. Landlord is unable to deliver possession of the Premises at 328 Gibraltar Drive to Tenant by April 1. 1998, Tenant shall have the right to terminate this Lease with respect to the entire Premises by delivery of written notice to Landlord no later than April 11, 1998. Furthermore, if Landlord is unable to deliver possession of the Premises at 330 Gibraltar Drive to Tenant by March 1. 1999, Tenant shall have the right to terminate this Lease with respect to the Premises at 330 Gibraltar Drive by delivery of written notice to Landlord no later than March 11, 1999. If Tenant elects to terminate this Lease with respect to the entire Premises or the Premises at 330 Gibraltar Drive as permitted herein, Landlord shall refund to Tenant the Security Deposit, or in the event of a termination with respect to the Premises at 330 Gibraltar Drive only, that portion of the Security Deposit allocable to such portion of the Premises, and any prepaid Rent allocable to the Premises at 328 Gibraltar Drive and/or 330 Gibraltar Drive, as applicable.

             (iii) If Tenant subleases all or any portion of the Premises at 330 Gibraltar Drive to ActionTec Electronics, Inc., the tenant currently occupying 330 Gibraltar Drive, then Tenant shall be deemed to have accepted possession of such portion of the Premises as of February 1, 1998 subject to ActionTec's occupancy, April 1, 1998 shall be deemed to be the Second Occupancy Date, and Tenant shall commence paying Rent for the Premises at 330 Gibraltar Drive as of April 1, 1998.

          E. Optional Tenant. Provided that Tenant is not in default hereunder,
             ---------------
either at the time of exercise or at the time the Optional Term commences, Tenant shall have the option to extend the initial Term of approximately seven years for one additional period of five years ("Optional Term ') on the same terms, covenants and conditions provided herein, except that upon such renewal the Monthly Rent due hereunder shall be the then fair market rental value of the Premises, determined as provided in Section 5(E). Tenant shall exercise its option by giving Landlord written notice ("Option Notice") at least one hundred eighty (180) days but not more than two hundred seventy (270) days prior to the expiration of the Initial Term of this Lease.

     5.   RENT

          A. Payment. Commencing on the Commencement Date, Tenant shall pay to
             -------
Landlord, in lawful money of the United States, for each calendar month of the Term, net Monthly Rent in accordance with the schedule set forth in Section 5(B). Monthly Rent shall be paid in advance, on the first day of each calendar month. Concurrently with Monthly Rent, Tenant shall pay the estimated monthly Operating Expenses, as set forth in Section 17(B)(iii), and the monthly cost of the insurance premiums required pursuant to Section 21(C), as adjusted from time to time pursuant to such sections. All Rent shall be paid without abatement, deduction, claim, offset, prior notice or demand. On the Execution Date, Tenant shall deposit with Landlord the following amounts to be applied toward the first month of the Term:

Monthly Rent:    $52,530.60/month

Operating Expenses:  $3,080.00/month

Insurance Premiums:  $906.00/month

Total:               $56,516.60/month


          B. Amount. The Monthly Rent shall be paid in accordance with the following schedule:

       Months                 Monthly Rent
       ------                 ------------

I - Second Occupancy Date     $23,536.40/month
Second Occupancy date - 24*   $52,530.60/month
     25 through 36            $55,157.13/month
     37 through 48            $57,914.99/month
     49 through 60            $60,810.74/month
     61 through 72            $63,851.27/month
     73 through 84            $67,043.84/month


* For purposes of this schedule of Monthly Rent, the references to months 24 through 84 of the Term shall mean the number of months from the Second Occupancy Date.


          C. Additional Rent. All monies required to be paid by Tenant under
             ---------------
this Lease, including without limitation Real Property Taxes pursuant to Section 15, Operating Expenses pursuant to Section 17, and insurance premiums pursuant to Section 21, shall be deemed Additional Rent.

          D. Prorations. If the Commencement Date or the Second Occupancy Date
             ----------
is not the first day of a month, or if the termination date of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a 30 day month shall be paid for the fractional month during which the Lease commences or terminates.

          E. Optional Term Monthly Rent. The Monthly Rent for the Optional Term
             --------------------------
shall be determined as follows:

             (i) The parties shall have 15 days after Landlord receives the Option Notice within which to agree on the initial Monthly Rent for the Optional Term based upon the then fair market rental value of the Premises as defined in
Section 5(E)(ii). If the parties agree on the initial Monthly Rent for the Optional Term within 15 days, they shall immediately execute an amendment to this Lease stating the initial Monthly Rent for the Optional Term and the adjustments thereto determined in accordance with Section 5(E)(iv) below. If the parties are unable to agree on the initial Monthly Rent for the Optional Term within 15 days, then, the initial Monthly Rent for the Optional Term shall be the then current fair market rental value of the Premises as determined in accordance with Section 5(E)(iii).

             (ii) The "then fair market rental value of the Premises" shall be defined to mean the fair market rental value of the Premises as of the commencement of the Optional Term, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the Premises, and the rent for comparable buildings located in Sunnyvale. In no event shall the fair market monthly rental value of the Premises for the Optional Term be less than the Monthly Rent last payable under the Lease.

             (iii) Within seven days after the expiration of the 5-day period set forth in Section 5(E)(1), each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five years' full-time commercial appraisal experience in the area in which the Premises are located to appraise and set the initial Monthly Rent for the Optional Term. If a party, does not appoint an appraiser within 10 days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Monthly Rent. If the two appraisers are appointed by the parties as stated in this Section, they shall meet promptly and attempt to set the initial Monthly Rent. If they are unable to agree within 30 days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this Section within 10 days after the last day the two appraisers are given to set the initial Monthly Rent. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving 10 days' notice to the other party, can apply to the then Presiding Judge of the Santa Clara County Superior Court, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

             Within 30 days after the selection of the third appraiser, a majority of the appraisers shall set the initial Monthly Rent. If a majority of the appraisers are unable to set the initial Monthly Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three; the resulting quotient shall be the initial Monthly Rent for the Optional Term. If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two; the resulting quotient shall be the initial Monthly Rent for the Optional Term. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, then only the middle appraisal shall be used as the result of the appraisal. After the initial Monthly Rent has been set, the appraisers shall immediately notify the parties and the parties shall amend this Lease to set forth such amount.

             (iv) The Monthly Rent due during the Optional Term shall be increased every 12 months during the Optional Term by amount equal to five percent (5%) of the Monthly Rent due for the prior 12 months of the Optional Term.

     6.   LATE PAYMENT CHARGES

          Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease would cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within five
(5) business days after the date such Rent or other charge is due, Tenant shall pay to Landlord an

Additional sum equal to five percent (5%) of the amount overdue as a late charge. This late charge shall be in addition to interest on the overdue payment charged from the date due to the date paid at the Interest Rate. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant.

Initials:

Landlord:

Tenant:

     7.   SECURITY DEPOSIT


          Upon execution of this Lease, Tenant shall deposit with Landlord the amount specified in the Lease Summary as Tenant's security deposit for the faithful performance of all terms, covenants and conditions of this Lease (the "Deposit"). Without waiving any of Landlord's other rights and remedies under this Lease, if Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Deposit for the payment of any Rent or other sum in default, the repair of any damage to the Premises caused by Tenant or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenants default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. Tenant hereby waives any restriction on the use or application of the Security Deposit by Landlord as set forth in California Civil Code Section 1950.7. If Landlord so applies the Deposit, Tenant shall within ten days after demand from Landlord restore the Deposit to the full amount set forth in the Lease Summary. Failure of Tenant to do so shall be default under this Lease. Landlord's application of the Deposit shall in no event be construed as in any way limiting Tenant's liability or obligation with respect to any such default. If Tenant has kept and performed all terms, covenants and conditions of this Lease, Landlord will, within thirty (30) days following termination of this Lease, return the Deposit to Tenant or the last permitted assignee of Tenant's interest hereunder. Landlord shall not be required to keep the Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Deposit. No trust or fiduciary relationship is created by this Lease between Landlord and Tenant with respect to the Deposit.

     8.   HOLDING OVER

          If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession either with or without Landlord's consent, Monthly Rent shall be increased to an amount equal to 150% of the Monthly Rent payable during the last month of the Term, and any other sums due under this Lease shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition and covenant contained in this Lease. If Tenant fails to surrender the Premises upon the expiration of the Term despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation any claim made by a succeeding tenant, resulting from Tenant's failure to surrender. Landlord also may pursue any remedies available to it as a result of Tenant's holdover, either under this Lease, at law or in equity.

     9.   TENANT IMPROVEMENTS

          Tenant shall construct within the Premises the Tenant Improvements pursuant to the terms of the Work Letter Agreement attached as Exhibit C.
                                                               ----------

     10.  CONDITION OF PREMISES

          Upon vacation of the Premises by any existing tenants, Landlord shall deliver the Premises to Tenant, for the purposes of Tenant's early entry under
Section 4(D), broom clean, in reasonable repair, and with the HVAC, electrical and plumbing in good operating, condition. Subject to the foregoing, by taking possession of the Premises Tenant shall be deemed to have accepted the Premises "As IS" and in good, clean and completed condition and repair and subject to all applicable Laws. Tenant acknowledges that neither Landlord nor Landlord's Agents have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor have Landlord or Landlord's Agents agreed to undertake any Alterations or construct any Tenant Improvements except as expressly provided in this Lease.

     11.  USE OF THE PREMISES

          A. Tenant's Use. Tenant shall use the Premises solely for office,
             ------------
software engineering, and sales purposes and other related uses permitted by applicable Laws. Tenant shall not use the Premises for any other purpose without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant agrees that the Premises are subjects, and this
                              ------
Lease is subordinate, to the CC&R's. Tenant acknowledges that it has read the CC&R's and knows the contents thereof Throughout the Term, Tenant shall faithfully and timely perform and comply with the CC&R's and any modification or amendments thereof, including the payment by Tenant of any periodic or special dues or assessments, and owners' association fee's against the Premises and the
                                                   -------
Land. Landlord represents that, to the best of its knowledge, Landlord has received no written notice of any proposed modifications or amendments to the CC&R's.

          B. Compliance with Laws. Tenant shall not use the Premises or suffer
             --------------------
or permit anything to be done in or about the Premises which will in any way conflict with any Laws, including without limitation, all Environmental Laws, the Americans with Disabilities Act and Title 24 of the California Code of Regulations. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any occupant of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designated load determined by Landlord or which could endanger the structure. Tenant shall not place any harmful liquids in the drainage systems, nor dump or store waste materials or refuse or allow such to remain outside the Premises, except in the enclosed trash areas provided. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Premises.

          C. Insurance Requirements. Tenant shall not keep, use, sell or offer
             ----------------------
for sale, in. upon or about the Premises any article which may be prohibited by the insurance policies then in effect for the Premises or the Land.

     12.  QUIET ENJOYMENT

          Landlord covenants that Tenant. Upon performing the terms conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

     13.  ALTERATIONS

          After the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises, except for non structural Alterations costing less than $5,000.00 per calendar year or portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and according to plans and specifications approved in writing by Landlord. Notwithstanding the foregoing, Tenant shall not, without the prior written consent of Landlord, make any alterations (a) to the exterior of the Premises; (b) affecting the building systems within the Premises; (c) penetrating the roof of the Premises-, or (d) visible from outside the Premises, to which Landlord may withhold Landlord's consent on wholly aesthetic grounds.
                                                                      --------

          All Alterations shall be (i) installed at Tenant's sole expense (ii) comply with all Laws and the CC&R's, (iii) constructed by a licensed contractor reasonably acceptable to Landlord, (iv) completed in a good and workmanlike manner, and (v) conform in quality and design with the Premises as existing on the Commencement Date. No Alteration shall diminish the value of either the Premises or the Land. Upon completion of any Alterations, Tenant shall provide Landlord with as-built drawings for such Alterations. All Alterations made by Tenant shall be and become the property of Landlord upon the expiration or sooner termination of this Lease, provided, however, that if Landlord indicated at the time of its consent to such Alterations that Tenant would be required to remove such Alterations at the expiration of the Term, then Tenant shall, at Tenant's expense, remove any such Alterations so designated by Landlord and return the Premises to their condition as of the Commencement Date, normal wear and tear excepted and subject to the provisions of Section 23. In addition, Tenant shall, at Landlord's request remove any Alterations that were installed without Landlord's consent if such consent was required hereunder. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by it to the Premises. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least 20 days prior to the commencement of such work, so that Landlord may post and record a Notice of Nonresponsibility or similar notice. If the Tenant Improvements or any Alteration of the Premises by Tenant results, or in Landlord's reasonable opinion may result, in labor disruptions, then all such work shall be halted immediately by Tenant until such time as construction can proceed without such disruption.

     14.  SURRENDER OF THE PREMISES

          Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in the condition existing as of the Commencement Date, normal wear and tear excepted and subject to the provisions of Section 23, with (a) all interior walls repaired if damaged, (b) all carpets shampooed, (c) all broken or nonconforming acoustical ceiling, tiles replaced, and (d) the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations required to be removed pursuant to Section 13. and all Tenant's Personal Property, and repair any damage and perform any restoration work caused by such removal. Landlord shall notify Tenant of the items to be removed and/or restored within 60 days prior to the expiration of the Term. If Tenant falls to remove such Alterations and Tenant's Personal Property, and such failure continues after the termination of this Lease, Landlord may retain such property
                                                        ---
and all rights of Tenant, with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall be liable to Landlord for the costs of (i) removing, transporting and storing any such Alterations and Tenant's Personal Property and (ii) repairing and restoring, the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord. If the Premises are not surrendered as required above, Tenant shall defend, indemnify and hold harmless Landlord and Landlord's Agents from and against any and all claims, loss, liability or expense (including attorneys' fees and costs) resulting from delay by Tenant in so surrendering the Premises.

          Normal wear and tear, for the purposes of this Lease shall be construed to mean wear and tear caused to the Premises by a natural aging process which occurs in spite of application of commercially reasonable standards for maintenance, repair and janitorial practices. It is not intended, nor shall it be construed, to include items of neglected or deferred maintenance which would have or should have been attended to during, the Term if commercially reasonable standards had been applied to properly maintain and keep the Premises at all times in good condition and repair.

     15.  REAL PROPERTY TAXES

          A. Payment by Tenant. On or before April 1 and December 1 of each
             -----------------
calendar year during the Term, Tenant shall pay to Landlord, as Additional Rent, all Real Property Taxes as set forth on the county assessor's tax statement for the Premises and the Land. Landlord shall give Tenant at least 30 days' prior written notice of the amount so due. Upon Landlord's receipt of the Real Property Tax payment from Tenant, Landlord shall pay the taxes to the county.
If Tenant fails to pay the Real Property Taxes on or before April 1 and December 1, respectively, Tenant shall pay to Landlord any penalty incurred by such late payment, as well as interest at the Interest Rate from the date such amounts are due hereunder until the date they are paid by Tenant. Tenant shall pay any Real Property Tax not included within the county tax assessor's tax statement within 30 days after being billed for same by Landlord. The above dates for payment are based on the dates currently established by the county as the dates on which Real Property Taxes become delinquent if not paid. If such delinquency dates change, the dates on which Tenant must pay such Real. Property Taxes shall be at least 10 days prior to the delinquency dates. Notwithstanding the above, at any time, upon prior written notice to Tenant, Landlord shall have the right to require that Tenant pay one-twelfth of the Real Property Taxes to Landlord directly, on the first day of each calendar month. Assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges relating to the Land and the Premises are to be included within the definition of Real Property Taxes for purposes of this Lease. Landlord represents to Tenant that there are no liens filed against the

Premises or the Land for any Real Property Taxes that are delinquent as of the date of this Lease and that Landlord shall pay, prior to delinquency, any Real Property Taxes that are due prior to the Commencement Date.

          B. Taxes on Tenant Improvements and Personal Property. Tenant shall
             --------------------------------------------------
pay any increase in Real Property Taxes resulting from any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises or elsewhere. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from Landlord' s real or personal property.

          C. Proration. Tenant's liability to pay Real Property Taxes shall be
             ---------
prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Term. With respect to any assessments which may be levied against or upon the Premises, or which under the Laws then in force may be evidenced by improvements or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises.

     16.  UTILITIES AND SERVICES

          Tenant shall be responsible for and shall pay promptly to the provider thereof all charges for water, gas, electricity, computer and telephone cabling and equipment, refuse pickup, janitorial service and all other utilities, materials and services finished directly to or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except to the extent that such failure or interruption is caused by the gross negligence or willful misconduct of Landlord.

     17.  REPAIR AND MAINTENANCE

          A. Premises.
             ---------

             (i)  Landlord's Obligations. Landlord shall, at its sole cost and
                  ----------------------
expense, keep and maintain in good order, condition and repair the foundation and subflooring, the exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, plateglass, and ceiling), and the structural components of the roof of the Premises, except that any damage to any of the foregoing that is caused by the negligence or willful misconduct of Tenant, its agents, employees, contractors, or invitees shall be repaired at Tenant's expense. Landlord shall also maintain in good order, condition and repair, subject to Tenant's obligation to reimburse Landlord for the cost thereof as provided in Section 17(B)(ii) below, the roof membrane and the HVAC system for the Premises. Landlord shall obtain HVAC systems preventive maintenance contracts with bimonthly or monthly service in accordance with manufacturer recommendations, which shall be subject to the reasonable approval of Tenant and paid for by Tenant. Such contracts shall provide for and ' include replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance including annual maintenance of ductwork, interior unit drains and caulking at sheet metal and recaulking of jacks and vents. Tenant shall have the benefit of all warranties available to Landlord regarding the equipment in such HVAC systems. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord in writing of the need for such repairs or maintenance.

             (ii)  Tenant's Obligations. Subject to the provisions of Section
                   --------------------
23, Tenant at its sole expense shall keep sanitary and maintain in good order, condition and repair every part of the Premises which is not within Landlord's obligation pursuant to Section 17(A)(1). Tenant's repair and maintenance obligations shall include all plumbing and sewage facilities within the Premises, fixtures, interior walls, floors, ceilings, windows, store front, doors, entrances, plateglass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures, lamps, fans and any exhaust equipment and systems, any automatic fire extinguisher or other life safety equipment within the Premises, plumbing and drainage systems, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises. Tenant also shall be responsible for pest control, janitorial and sweeping services within the Premises, and maintenance, repair and replacement of Tenant's signs. Tenant shall maintain all non-structural components of the roof and pay for annual roof inspections conducted by qualified roofing contractors and provide Landlord with copies of any reports of such inspections and evidence satisfactory to Landlord that the roof is in good condition and all necessary repairs revealed by such inspection have been performed promptly.

          B. Outside Areas.
             -------------

             (i)  Landlord's Obligations. Landlord shall maintain all Outside
                  ----------------------
Areas; however, if Landlord so elects, Tenant shall operate and maintain that portion of the Outside Areas designated by Landlord at Tenant's sole expense. Landlord at all times shall have exclusive control of the Outside Areas and may at any time temporarily close any part thereof, upon not less than 24 hours' prior written notice to Tenant, so long as such closure does not materially and adversely impair Tenant's access to the parking, area and/or the Premises. Landlord may exclude and restrain anyone from any part of the Outside Areas, except for the bona fide employees, agents and invitees of Tenant who use the Outside Areas in accordance with the CC&R's and all reasonable rules and regulations promulgated by Landlord from time to time. Landlord may change the configuration, location or other elements of the Outside Areas, but Landlord may not reduce the number of parking spaces available to the Premises below the number required by applicable Laws to permit use of the Premises for the purposes set forth in this Lease, nor shall Landlord voluntarily reduce the number of parking spaces available to the Premises below the number of parking spaces available to the Premises as of the Commencement Date. In exercising any of the above rights, Landlord shall make a reasonable effort to minimize any disruption of Tenant's business. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

             (ii)  Tenant to Pay Operating Expenses. Tenant shall pay, as
                   --------------------------------
Additional Rent, all reasonable out-of-pocket costs and expenses paid or incurred by Landlord in maintaining, repairing and replacing the roof membrane and the HVAC system, and managing, maintaining, and repairing the Outside Areas (the "Operating Expenses") during the Term. The Operating Expenses shall

Include, without limitation, the cost of any policies of insurance covering the Outside Areas, management fees paid to third parties or to management companies owned by, or management divisions of Landlord, and the cost of labor, materials, supplies and services used or consumed in maintaining, operating and repairing the roof membrane, the HVAC system and the Outside Areas, including maintaining, repairing and replacing, as needed, the roof membrane, the HVAC system and its components, landscaping and sprinkler systems, and maintaining, restriping, resurfacing, and repairing concrete walkways and paved parking areas.

             (iii) Monthly Payments. From and after the Commencement Date,
                   ----------------
Tenant shall pay to Landlord on the first day of each calendar month of the Term an amount estimated by Landlord to be the monthly Operating Expenses. The estimated monthly charge may be adjusted by Landlord at the end of any calendar month on the basis of Landlord's experience and reasonably anticipated costs. Any such adjustment shall be effective as of the calendar month next succeeding receipt by Tenant of written notice of such adjustment. Within 120 days following the end of each calendar year Landlord shall furnish Tenant a statement of the actual Operating Expenses for the calendar Year and the payments made by Tenant with respect to such period. If Tenant's payments for the Operating Expenses are less than the amount of the actual Operating Expenses, Tenant shall pay Landlord the deficiency within 30 days after receipt of such statement. If Tenant's payments exceed the actual Operating Expenses, Landlord shall either offset the excess against the Operating Expenses next thereafter to become due to Landlord, or shall refund the amount of the overpayments to Tenant, in cash, as Landlord shall elect. There shall be appropriate prorations of the Operating Expenses as of the Commencement Date and expiration of the Term.

             (iv)  Tenant's Right to Audit.  Within six months after delivery to
                   -----------------------
Tenant of any statement of actual Operating Expenses, Tenant shall have the right, by written notice to Landlord, to dispute any Operating Expenses reflected in such statement. If such dispute is not settled within 60 days after such notice has been delivered to Landlord, the dispute shall be resolved pursuant to an audit to be conducted by a firm of certified public accountants (an "Audit Professional") mutually acceptable to Landlord and Tenant. If Landlord and Tenant cannot agree on an Audit Professional within 30 days, then Landlord and Tenant shall each, within 15 days, select an Audit Professional and the two Audit Professionals so selected shall select a third Audit Professional which shall be the Audit Professional to resolve the dispute. The Audit Professional selected (the "Selected Auditor") shall be entitled to review all books and records relating to the disputed Operating Expenses. Such review shall be conducted during normal business hours at the office of Landlord's property manager. If the Selected Auditor's determination shows that the aggregate Operating Expenses in the disputed statement exceed the actual Operating Expenses for the period, covered by such statement by an amount greater than five percent (5%), the cost of the audit shall be paid by Landlord; otherwise, the cost of the audit shall be paid by Tenant, if such determination reflects an underpayment of Operating Expenses by Tenant, then Tenant shall pay the deficiency to Landlord within 30 days thereafter, If such determination reflects an overpayment of Operating Expenses by Tenant, then such amount shall be credited against the next monthly installment(s) of Operating Expenses that are due hereunder. Landlord shall maintain all books and records supporting any statement of Operating Expenses for a period of not less than three years following the preparation of such statement. The rights and obligations of Tenant and Landlord under this Section 17.B.(iv) shall survive the expiration or sooner termination of this Lease.

          C. Compliance with Laws. Tenant at its sole cost shall promptly comply
             --------------------
with all Laws in effect from time to time during the Term that relate to the use or occupancy of the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises. If such Laws require any Alterations to the Land and/or the Premises, the Alterations shall be governed by Section 13 of this Lease. If, however, the Land and/or the Premises are not in compliance with all Laws applicable to the Land and/or the Premises on the date that Landlord delivers possession of the Premises to Tenant, then Landlord shall be responsible, at its sole cost and expense, for bringing the same into compliance; provided, however, that the foregoing shall not apply to, and Tenant shall remain solely responsible for, any compliance with Laws obligations that are triggered by the construction of the Tenant Improvements or the permitting for the same, including any upgrades to the Premises which may be required to comply with such Laws.

          D. Capital Costs. If Landlord's accountants reasonably determine,
             -------------
based on Generally Accepted Accounting Principles, that any amounts for which Tenant is responsible under this Section 17 must be capitalized rather than expensed, then each year during the Term Tenant shall pay only the properly chargeable portion of capitalized costs during such year based on Landlord's reasonable determination of the useful life of the applicable capital improvement, together with interest on the amortized balance at the Interest Rate.

          E. Tenant's Right to Perform Landlord's Obligations. If Landlord fails
             ------------------------------------------------
to perform any of its repair and maintenance obligations under Sections 17(A)(i) or 17(B)(i), and such failure continues for more than thirty (30) days after written notice from Tenant. Tenant shall have the right, but not the obligation, to perform such repairs and/or maintenance. In the event of an emergency involving an immediate threat of personal injury or property damage, Tenant shall have the right to perform such repairs if Landlord fails to do so within twenty-four (24) hours after notice from Tenant. In either such event, Landlord shall reimburse Tenant for the reasonable costs incurred by Tenant to complete such repairs and/or maintenance within thirty (30) days after receipt of Tenant's written demand therefor, together with copies of paid invoices evidencing the costs incurred by Tenant. If Landlord fails to reimburse Tenant for such costs within such thirty (30) day period, such amount shall accrue interest at the Interest Rate from the date of expenditure by Tenant until reimbursed by Landlord. Any repairs and/or maintenance permitted herein shall be performed in a good and workmanlike manner by licensed and bonded contractors. If Landlord objects to the repairs and/or maintenance performed by Tenant or the expenses incurred by Tenant in performing such work, Landlord shall deliver written notice of Landlord's objection to Tenant within thirty (30) days after Landlords receipt of Tenant's invoice evidencing the expenses incurred by Tenant. Landlord's notice shall set forth in reasonable detail Landlord's reasons for its claim that such repairs and/or maintenance were not required or were not Landlord's obligation under the terms of this Lease, and/or the reasons for Landlord's dispute of the expenses incurred by Tenant in performing such work. If Landlord and Tenant fail to resolve any such dispute within thirty (30) days after Landlord has notified Tenant of Landlord's objections, the matter shall be resolved by binding arbitration in accordance with the provisions of California Code of Civil Procedure Sections 1280 et seq.

     18.  LIENS

          Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant hereby defends, indemnifies and holds harmless Landlord and Landlord's Agents from any and all claims, liability, cost and expense (including reasonable attorneys' fees and costs) in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond reasonably acceptable to Landlord within 30 days after written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least 20 days prior to the commencement of such work, so that Landlord may post and record a Notice of Nonresponsibility or similar notice. If Tenant fails to so remove any such lien within the prescribed 30 day period, then Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for such amounts upon demand. Such reimbursement shall include all costs incurred by Landlord including Landlord's reasonable attorneys' fees, with interest from the date of expenditure at the Interest Rate.

     19.  RIGHT TO ENTER THE PREMISES

          Tenant shall permit Landlord and Landlord's Agents to enter the Premises at all reasonable times with at least 24 hours' prior written notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices and "For Sale" signs (in form and content reasonably acceptable to Tenant), to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary repairs, to discharge Tenant's obligations under this Lease when Tenant has failed to do so after expiration of any cure period provided in this Lease, and at any reasonable time within six months prior to the expiration of the Term, to place upon the Premises ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to Tenant's reasonable security regulations. In exercising any such rights, Landlord shall make a reasonable effort to minimize any disruption of Tenant's business.

     20.  SIGNS

          Tenant may install building and monument identification signage, subject to all Laws, the CC&R's and Landlord's prior written approval as to location, size, design, color and other physical aspects, which approval shall not be unreasonably withheld. Tenant shall not install any other sign, display or advertising material that is visible from the exterior of the Premises, except that Tenant may display, on a temporary basis only, such advertising or promotional material as is approved by the City of Sunnyvale. Tenant shall be solely responsible for the cost of any signs, as well as their installation, maintenance and removal. If Tenant fails to maintain its signs, or if Tenant fails to remove its signs upon termination of this Lease, Landlord may do so at Tenant's expense, which Tenant shall pay upon demand with interest from the date of expenditure at the Interest Rate.

     21.  INSURANCE

          A. Indemnification. Subject to the provisions of Section 22, Tenant
             ---------------
shall defend, indemnify and hold harmless Landlord and Landlord's Agents from and against any and all claims, loss, liability or expense (including reasonable attorneys' fees and costs) arising out of the use or occupancy of the Premises or the Land or any part thereof by Tenant, or the acts or omissions of Tenant, its employees, agents, contractors or invitees. The foregoing indemnity shall not, however, apply to any claims, loss, liability or expense to the extent that any of the same arise from the gross negligence or willful misconduct of Landlord or Landlord's Agents or from the breach of any of Landlord's obligations or representations under this Lease. Subject to the provisions of
Section 22, Landlord shall defend, indemnify and hold harmless Tenant and Tenant's officers, directors, employees and agents from and against any and all claims, loss, liability or expense (including reasonable attorneys' fees and costs) arising out of the gross negligence or willful misconduct of Landlord or Landlord's Agents. The obligations of Landlord and Tenant under this Section 21.A. shall survive this Lease.

          B. Tenant's Insurance. For the protection of Tenant and Landlord, as
             ------------------
their interests may appear, Tenant at its sole cost shall maintain in full force and effect at all times during the Term, as well as during any period of early entry, policies of insurance issued by a responsible carrier or carriers reasonably acceptable to Landlord which afford the following coverages:

             (i) Commercial general liability insurance in an amount not less than $5,000,000.00 combined single limit for both bodily injury and property damage on a per occurrence basis which includes blanket contractual liability broad form property damage, personal injury, completed operations, products liability, and fire damage legal (in an amount not less than $25,000.00), naming Landlord and Landlord's Agents as additional insureds.

             (ii) "All Risk" or "causes of loss - special form" property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, and sprinkler leakage endorsement) on Tenant's Personal Property located on or in the Premises. Such insurance shall be in the full amount of the replacement cost, as the same may, from time to time increase as a result of inflation or otherwise, and shall be in a form providing coverage comparable to the coverage provided in the standard ISO All-Risk form. As long, as this Lease is in effect, the proceeds of such policy shall be used for the repair or replacement of the items so insured. Landlord shall have no interest in the insurance upon Tenant's Personal Property.

             (iii) Boiler and machinery insurance, including but not limited to, steam pipes, pressure pipes, condensation return pipes and other pressure vessels and HVAC equipment, including miscellaneous electrical apparatus, in an amount satisfactory to Landlord.

             (iv)  Worker's Compensation Insurance, as required by applicable
Laws.

          C. Premises Insurance. During the Term, as well as during any period
             ------------------
of early entry, Landlord shall maintain "All Risk" or "causes of loss - special form" property insurance (including without limitation vandalism, malicious mischief, inflation endorsement, sprinkler leakage endorsement, and. at Landlord's option, earthquake and flood coverage) on the Premises in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise and shall be in a form providing coverage comparable to coverage in the standard ISO All-Risk form. Such insurance shall exclude coverage of all Tenant's Personal Property on or in the Premises, but shall include the Tenant Improvements. Notwithstanding the above, during the period of early entry, Landlord may elect to carry course of construction insurance providing similar coverage. The property insurance shall also include insurance against loss of rents on an "All Risk" basis, including earthquake and flood, in an amount equal to the Rent, and any other sums payable under the Lease, for a period not to exceed 12 months from the date of loss. Such insurance shall name Landlord and Landlord's Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement). Tenant shall reimburse Landlord for the costs of such policy, monthly, or upon such other periodic basis as Landlord shall elect. If the insurance premiums are increased, Tenant shall pay such increase within 10 days of notice of such increase. If, however, Landlord elects to maintain earthquake insurance coverage for the Premises as permitted herein. Tenant shall be required to pay only such portion of the premium for such insurance coverage as is then considered to be a commercially reasonable rate for such insurance for properties similar to the Premises, but in no event shall Tenant be required to pay more than $45,000.00 per year for earthquake insurance premiums.

          D. Increased Coverage. Upon demand, Tenant shall provide Landlord, at
             ------------------
Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require to afford Landlord and Landlord's lender adequate protection.

          E. Co-Insurer. If, because Tenant fails to comply with the above
             ----------
provisions, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof, including reasonable attorneys' fees and costs, shall be borne by Tenant and shall be paid by Tenant upon receipt of a bill therefor and evidence of such loss.

          F. Insurance Requirements. All such insurance shall (i) be in a form
             ----------------------
satisfactory to Landlord, (ii) be carried with companies that have a general policy holder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports, (iii)
                                              -------------------------
provide that such policies shall not be subject to material alteration or cancellation except after at least 30 days' prior written notice to Landlord; and (iv) be primary as to Landlord. The policy, or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon shall be deposited with Landlord prior to Tenant entering, onto the Premises, and upon renewal of such policies, not less than 30 days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required under this Lease, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant shall reimburse Landlord therefor upon demand. Such reimbursement shall include all costs incurred by Landlord, including Landlord's reasonable attorneys' fees, with interest thereon from the date of expenditure at the Interest Rate.

          G. Landlord's Disclaimer. Landlord and Landlord's Agents shall not be
             ---------------------
liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Premises, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by or due to the gross negligence or willful acts of Landlord or Landlord's Agents. Landlord and Landlord's Agents shall not be liable for any latent defect in the Premises, except for Landlord's obligation to maintain and repair the structural portions of the Premises as described in Section 17.A. (i). Tenant shall give prompt written notice to Landlord in case of a casualty, accident or repair needed in the Premises. In no event shall Landlord or Landlord's Agents be liable for Tenant's lost profits, consequential or exemplary damages, no matter how caused. Without limiting the above, Landlord shall not be required to provide, and Tenant expressly waives, any security services with respect to the Premises or the Land. Landlord shall have no liability for injury or losses due to theft or burglary or caused by unauthorized persons in the Premises or on the Land.

     22.  WAIVER OF SUBROGATION

          Landlord and Tenant each hereby release and waive all rights of recovery against the other and their respective agents, and employees on account of loss or damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage would be insured against under any insurance policies required by this Lease or is otherwise insured against under any other policies which may be in force at the time of such loss or damage, without regard to the negligence of the party so released. Tenant and Landlord each shall cause the insurance policies obtained by it under this Lease to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

     23.  DAMAGE OR DESTRUCTION

          A. Landlord's Obligation to Rebuild. If the Premises are damaged or
             --------------------------------
destroyed, Landlord shall promptly and diligently repair the Premises unless it has the right to terminate this Lease as provided below and it elects to so terminate.

          B. Right to Terminate. Landlord shall have the right to terminate this
             ------------------
Lease if any of the following events occurs:

             (i) Insurance proceeds will not be available to pay the cost of such repair, excluding any deductible for which Tenant is responsible;

             (ii) The Premises cannot, with reasonable diligence, be fully rep aired by Landlord within 90 days after the date of the damage or destruction; or

             (iii) The Premises cannot be safely repaired because of the presence of hazardous factors, including without limitation earthquake faults, radiation, chemical waste and other similar dangers.

          If Landlord elects to terminate this Lease, Landlord shall give Tenant written notice of its election to terminate and the basis for such termination within 30 days after such damage or destruction, and this Lease shall terminate 15 days after the date Tenant receives such notice. If Landlord elects not to terminate this Lease, subject to Tenants termination right set forth below. Landlord shall promptly commence the process of obtaining necessary permits and approvals and repair of the Premises as soon as practicable, and this Lease will continue in full force and effect. All insurance proceeds from insurance under Section 22, excluding proceeds for Tenant's Personal Property, shall be disbursed and paid to Landlord. Tenant shall be required to pay to Landlord the amount of any deductibles payable in connection with any insured casualties, except to the extent the casualty was caused by Landlord's negligence or willful misconduct.

          Tenant shall have the right to terminate this Lease, if the Premises cannot, with reasonable diligence, be fully repaired within 180 days from the date of damage or destruction. The determination of the estimated repair period shall be made by Landlord in its good faith business judgment within 30 days after such damage or destruction. Landlord shall deliver written notice of the repair period to Tenant after such determination has been made and Tenant shall exercise its right to terminate this Lease, if at all, by written notice to Landlord delivered within 30 days after delivery of Landlord's notice.

          C. Limited Obligation to Repair.  Landlord's obligation, should it
             -----------------------------
elect or be obligated to repair or rebuild, shall be limited to the Premises, Tenant Improvements and Outside Areas.

          D. Abatement of Rent. Rent shall be temporarily abated
             -----------------
proportionately, but only to the extent of any proceeds received by Landlord from rental abatement insurance described in Section 21 (C), during any period when, by reason of such damage or destruction, Landlord reasonably determines that there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement shall commence upon the damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law subsequently enacted.

          E. Damage Near End of Term. Anything in this Lease to the contrary
             -----------------------
notwithstanding, if the Premises are destroyed or damaged during the last 12 months of the Term, then either Landlord or Tenant may cancel and terminate this Lease as of the date of the occurrence of such damage if the Premises cannot be restored within 60 days from the date of such damage. If neither Landlord nor Tenant elects to so terminate this Lease, the repair of such damage shall be governed by this Section 23.

     24.  CONDEMNATION

          If title to all of the Premises (or to a portion of the Premises such that, in Tenant's reasonable opinion, the remaining part is not reasonably suitable for Tenant's continued occupancy for the uses permitted by this Lease) is taken for any public or quasi-public use under any statute or by right of eminent domain, then this Lease shall terminate as of the date that possession of the Premises or part thereof is taken. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending shall be deemed a taking under the power of eminent domain for all purposes of this Section.

          If any part of the Premises is taken and the remaining part, in Tenant's reasonable opinion, is reasonably suitable for Tenant's continued occupancy for the uses permitted by this Lease, then this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken and the Rent and other sums payable under this Lease shall be reduced in the same proportion that Tenant's use of the Premises is reduced. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

          No award for any partial or entire taking shall be apportioned. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof-, provided that, Tenant shall not be required to assign to Landlord any separate award made to Tenant for the (a) taking of Tenant's Personal Property, (b) interruption of Tenant's business or (c) Tenant's relocation costs.

     25.  ASSIGNMENT AND SUBLETTING

          A. Landlord's Consent. Tenant shall not enter into a Sublet without
             ------------------
Landlord's prior written consent. Landlord's consent shall not be unreasonably withheld provided that: (i) Tenant has requested in writing Landlord's prior consent; (ii) the proposed Subtenant is a reputable party of reasonable financial worth in light of the responsibilities involved and Tenant shall have provided Landlord with reasonable proof thereof, including without limitation such financial information as Landlord may reasonably request; (iii) Tenant is not in default at the time it requests such consent; and (iv) no alteration of the Premises will be required unless approved in writing by Landlord pursuant to
Section 13 of this Lease. Tenant's request for consent shall include information reasonably sufficient to evaluate the above criteria, as well as a copy of the assignment or sublease to be signed by the proposed Subtenant, including a detailed description of the premises to be Sublet and a detailed statement of all terms and conditions of the proposed Sublet. Landlord may request additional information for evaluation if Landlord reasonably deems the information submitted by Tenant to be insufficient. Landlord shall have 15 days after receipt of Tenant's written request and all required information in which to review and respond to the request. Consent by Landlord to any one Sublet shall not be construed as relieving Tenant from obtaining Landlord's express written consent to any further Sublet. Landlord's consent to any requested Sublet shall not waive Landlord's right to refuse to consent to any other such request or to terminate this Lease if such request is made, all as provided in this Lease. Each Subtenant shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained in this Lease, Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublet, unless Landlord specifically grants such release in writing.

          B.  Landlord's Right to Terminate. Notwithstanding anything in this
              -----------------------------
Section 25 to the contrary, in the event Tenant requests Landlord's consent to Sublet all or any part of the Premises or all or any part of its interest in this Lease. Landlord shall have the right to: (i) consent to such Sublet; (ii) refuse to grant such consent, with such consent not to be unreasonably withheld (but subject to the conditions set forth in this Section 25); or (iii) elect to terminate this Lease as to the portion of the Premises proposed to be Sublet if such Sublet is for the then remaining, Term of this Lease; provided that, if Landlord refuses to grant such consent and elects to terminate the Lease as to such portion of the Premises, Tenant shall have the right within 10 days after notice of Landlord's exercise of its right to terminate to withdraw Tenant's request for such consent and remain in possession of the Premises under the terms and conditions of this Lease. In the event the Lease is terminated as set forth above, such termination shall be effective as of the date set forth in a written notice from Landlord to Tenant, which date shall in no event be less than 30 days, nor more than 60 days, following such notice.

          If Landlord consents to the Sublet, Tenant may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord pursuant to Section 25(A), subject, however, at Landlord's election, to the condition that 50% of any excess of the Subrent over the Rent (less reasonable attorneys' fees and leasing commissions paid by Tenant on the Sublease) shall be paid to Landlord. Any such Subrent shall be payable to Landlord concurrent with the Monthly Rent under Section 5(A).

          C. Proration. If a portion of the Premises is Sublet, the prorata
             ---------
share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant under this Lease by the total leasable square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

          D. Permitted Transfers. So long as International Network Services is
             -------------------
the Tenant in possession of the Premises and is not in default, Tenant shall have the right, subject to the following terms and conditions and without the consent of Landlord, to Sublet its interest in the Lease (i) to any corporation which is a successor to Tenant either by merger or consolidation or (ii) to a purchaser of all or substantially all of Tenant's assets (provided such purchaser shall also have assumed substantially all of Tenant's liabilities), or
(iii) to a corporation or other entity which shall control, be under the control of, or be under common control with International Network Services, (the term "control" shall be deemed to mean ownership of more than 50% of the outstanding voting stock of a corporation, or other majority equity and control interest if Tenant is not a corporation; any such entity is a "Related Entity"), upon the conditions that (1) the principal purpose of such Sublet is not the acquisition of Tenant is interest in this Lease (except if the Sublet is made to a Related Entity and is made for a valid intracorporate business purpose and is not made to circumvent the provisions of this Section 25), and (2) any such Subtenant shall have a net worth and annual income and cash flow, determined in accordance with generally accepted accounting principles, consistently applied, after giving effect to such Sublet, equal to or greater that Tenant's as of the Execution Date, as determined by Landlord in its sole discretion, exercised in good faith. Within ten days after execution thereof, Tenant shall deliver to Landlord (x) a duplicate original of the instrument evidencing the Subrent, (y) if applicable, evidence reasonably satisfactory to Landlord establishing compliance by the Subtenant with the net worth, income and cash flow requirements of clause (2) above, and (z) an instrument in form and substance reasonably satisfactory to Landlord, duly executed by the Subtenant, in which the Subtenant assumes and agrees to be bound by the terms, conditions and covenants of this Lease.

          E. Landlord's Review Costs. All documents utilized by Tenant to
             -----------------------
evidence any Sublet shall be subject to prior approval of Landlord or its counsel. and in the event any alterations to the Premises are proposed, Landlord's architect and engineers. Tenant shall pay promptly upon billing any and all reasonable fees of attorneys and other consultants and other costs reasonably incurred by Landlord for the review or preparation of any documents in connection with a proposed Sublet, up to a maximum of $3,000.00 per Sublet.

     26.  DEFAULT

          A. Tenant's Default. A default under this Lease by Tenant shall exist
             ------------------
if any of the following, occurs:

             (i) If Tenant fails to pay Rent or any other sum required to be paid under this Lease within five business days after the date such Rent or other sum is due; or

             (ii) If Tenant fails to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within 20 days after written notice from Landlord where such breach could reasonably be cured within such 20 day period; provided that, where such failure could not reasonably be cured within the 20 day period, Tenant shall not be in default if it commences such, performance within the 20 day period and diligently prosecutes the same to completion; or

             (iii) The making by Tenant of any general assignment for the benefit of creditors; the filing, by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed with 60 days after such filing); the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant with 60 days after such appointment; the attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 60 days thereafter; or if Tenant is generally not paying its debts as they become due.

          B. Remedies. Upon a default, Landlord shall have the following
             --------
remedies, in addition to all other rights and remedies provided by this Lease, at law or in equity, to which Landlord may resort cumulatively or in the alternative:

             (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due.

             (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including without limitation broker's commissions, attorneys' fees and costs, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining Term. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store the same at Tenant's cost and to recover from Tenant as damages:

                   (1) The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

                   (2) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

                   (3) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance or the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

                   (4) Any other amount necessary to compensate Landlord for all the detriment approximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including without limitation any costs incurred by Landlord: (w) in retaking possession of the Premises; (x) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (y) for leasing commissions; or (z) for any other costs necessary or appropriate to relet the Premises; plus

                   (5) At Landlord's election, such other amounts in addition to or in lieu of the above as may be permitted from time to time by the laws of the State of California.

          The "worth at the time of award" of the amounts referred to in Sections 25(B)(ii)(1) and 25(B)(ii)(2) is computed by allowing interest at the Interest Rate on the unpaid Rent and other stuns due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Section 25(B)(ii)(3) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant under this Lease.

             (iii) Upon termination of this Lease, Landlord may re-enter the Premises and remove all persons and property from the Premises. Such property may be removed, transported and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.


          C. Landlord's Default. Landlord shall not be deemed to be in default
             ------------------
in the performance of any obligation required to be performed by it under this Lease unless and until it has failed to perform such obligation within the time provided herein or, if none is provided, within 20 days after receipt of written notice by Tenant to Landlord specifying Landlord's default. If the nature of Landlord's obligation is such that more than 20 days are required for its performance, then Landlord shall not be in default if it commences such performance within the 20 day period and diligently prosecutes the same to completion.

     27.  SUBORDINATION

          A. Documentation. This Lease is subject and subordinate to all ground
             -------------
and underlying leases, mortgages and deeds of trust (collectively "ENCUMBRANCES") which now affect the Premises, to all documents of record and to the CC&R's and all renewals, modifications, consolidations, replacements and extensions thereof-, provided that, if the holder or holders of any such Encumbrance ("HOLDER") shall require that this Lease be prior and superior thereto, within 10 days after written request from Landlord to Tenant, Tenant shall execute, have acknowledged and deliver any and all documents which Landlord or Holder reasonably deems necessary for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may subsequently be executed covering the Premises or the Land, as well as any renewals, modifications, consolidations, replacements or extensions thereof. Landlord represents to Tenant that, as of the date of this Lease, there are no Encumbrances which affect the Premises. As to any Encumbrances entered into subsequent to the Execution Date, it shall be a condition to the subordination of this Lease that Landlord shall concurrently obtain from the Holder a covenant in writing that, in the event of foreclosure of any such Encumbrance (or deed in lieu or other arrangement in lieu thereof), so long as Tenant is not in default, Holder and its designees and successors shall recognize Tenant's rights under this Lease. Subject to the foregoing within 10 days after Landlord's written request, Tenant shall execute any and all documents reasonably required by Landlord or the Holder to make this Lease subordinate to any Encumbrance. If Tenant fails to do so, it shall be deemed that this Lease is subordinated.

          Notwithstanding anything to the contrary in this Section 27, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Premises and the Land at any sale or other proceeding of pursuant to the exercise of any other rights, powers or remedies under any Encumbrance.

     28.  NOTICES

          All notices, demands, statements or communications (collectively, "Notices") given or required to be given by either party to the other under this Lease shall be in writing and be sent by electronically confirmed telecopy, nationally recognized overnight courier service, or United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (a) to

Tenant at the Premises, or prior to Tenant's taking possession of the Premises, to the address set forth in the Lease Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (b) to Landlord at John Hancock Mutual Life Insurance Company, Attention Investment Officer, Real Estate Investment Group, 200 Clarendon Street. Floor T-53, Boston, MA 02116 (delivery address) or P.O. Box 111, Floor T-53, Boston. 02117 (mailing address) with a copy to Landlord at the address specified in the Lease Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given upon the date delivered if delivered personally, on the same day if given before 5:00 PM (recipient's time) on any work day (or on the next work day if given after 5:00 PM or on other than a work day) by electronically confirmed telecopy, the next business day if sent by nationally recognized courier service, or upon receipt or refusal of receipt if sent by United States mail, as provided above.

     29.  ATTORNEYS' FEES

          If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent or other sums due, to terminate the tenancy of the Premises or to enforce or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs in such action or proceedings (or in a separate action brought for that purpose).

     30.  ESTOPPEL CERTIFICATES

          Tenant shall within 10 days following written request by Landlord:

          A. Execute and deliver to Landlord estoppel certificates, in the form prepared by Landlord (i) certifying that this Lease is unmodified and in full force an effect or, if modified, stating the nature of such modification and certifying that this Lease," as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of Landlord, stating the nature of such uncured defaults, and (iii) certifying as to any other information concerning the Lease as may be reasonably requested by Landlord, the Holder or prospective Holder of any Encumbrance, or a prospective purchaser of the Land and the Premises. Tenant's failure to deliver an estoppel certificate 10 days after delivery of Landlord's written request therefor shall be conclusive upon Tenant that (1) this Lease is in full force and effect, without modification except as may be represented by Landlord, (2) there are now no uncured defaults in Landlord's performance and (3) no Rent has been paid in advance.

          B. Deliver to Landlord the current financial statements of Tenant, and financial statements for the two years prior to the current financial statements, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

     31.  TRANSFER OF THE PREMISES BY LANDLORD

          In the event of any conveyance of the Premises and the Land and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease accruing after the date of such conveyance and assignment provided that the transferee assumes all of Landlord's obligations under this Lease and, subject to the provisions of Section 27, Tenant agrees to attorn to such transferee.

     32.  LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

          If Tenant is in default under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation of Tenant under this Lease, cure such default to the extent Landlord may deem desirable, and in connection with the same, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection with the same shall be due and payable by Tenant on the next day after any such payment by Landlord, together with interest thereon from the date of expenditure, at the Interest Rate plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

     33.  NO PERSONAL LIABILITY OF LANDLORD

          Tenant shall look solely to the Landlord's then equity interest in the Premises and the Land for recovery of any judgment from Landlord. Neither Landlord nor any of Landlord s Agents nor any successor in interest to Landlord or Landlord's Agents shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The covenants of Landlord contained in this Lease shall be binding, upon Landlord and Landlord's successors only with respect to breaches occurring during Landlord's and Landlord's successors' respective periods of ownership of the Premises and the Land.

     34.  HOLDER PROTECTION

          If Landlord defaults under this Lease, Tenant shall notify any Holder of an Encumbrance, and offer such Holder a reasonable opportunity to cure the default, including time to obtain possession of the Premises and Land by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. Landlord shall notify Tenant of the identity and address of any Holder for purpose of such notice.

     35.  BROKERS

          Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker, agent or finder in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in the Lease Summary, and that they know of no other real estate broker, agent, finder or other party who is entitled to a commission in connection with this Lease. Each party shall defend, indemnify and hold the other party harmless from and against and all claims, loss, liability or expense (including attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker, agent, finder or other party, except for those specified in the Lease Summary.

     36.  ACCEPTANCE

          This Lease shall only become effective and binding upon full execution and delivery. Neither party shall record this Lease nor a short form memorandum of it.

     37.  ENVIRONMENTAL PROVISIONS

          The provisions below dealing with environmental matters are in addition to Tenant's obligations and Landlord's rights set forth elsewhere in this Lease.

          A. Definitions. For purposes of this Lease, the following terms have
             -----------
the definitions ascribed below:

             (i) "Environmental Damages" shall mean all claims, suits, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, and including without limitation:
(1) damages for personal injury, or injury to property or natural resources occurring on or off the Premises or Land, including without limitation lost profits, consequential damages, the cost of demolition and rebuilding, interest and penalties and claims brought by or on behalf of employees of Tenant with respect to which Tenant waives any immunity to which it may be entitled under any industrial or workers' compensation laws; (2) fees incurred for the services of attorneys, consultants, contractors, experts, laboratories, the preparation of any feasibility studies or reports or the performance of any investigation, remediation, removal, abatement, containment, closure, restoration or monitoring work required by any federal state or local governmental agency or political subdivision; (3) liability to any third person or governmental agency to indemnify such person or agency for costs expended or liabilities incurred in connection with the items referenced in clauses (1) and (2) above; and (4) diminution of the value of the Premises and Land and damages for loss of business, restrictions on use or adverse impacts on marketing rentable or usable space, or of any amenity, of the Premises or Land.

             (ii) "Environmental Laws" shall mean all present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, directives, interpretations and conditions of approval, all administrative or judicial orders or decrees and all guidelines, permits, licenses, approvals or other entitlements, or rules of common law, pertaining to the protection of the environment or human or animal health or safety;

             (iii) "Hazardous Substances" shall mean any chemical, substance, medical or other waste, living organism or combination thereof which is or may be hazardous to the environment or human or animal health or safety due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful proper-ties or effects. "Hazardous Substances" shall include without limitation petroleum hydrocarbons, including crude oil or any fraction thereof, asbestos, radon, polychlorinated biphenyls (PCBs), methane and all substances which now or in the future may be defined as "hazardous substances," "hazardous wastes," "extremely hazardous wastes," "hazardous materials" or "toxic substances," or which are otherwise listed, defined or regulated in any manner pursuant to any Environmental Law;

             (iv) "Release" shall mean any accidental or intentional spilling, leaking, pumping, pouring, emitting, discharging, injecting, escaping, leaching, migrating, dumping or disposing into the air, land, surface water, or ground water or the environment (including without limitation the abandonment or discarding of receptacles containing any Hazardous Substances).

          B. Permitted Conditions and Substances/Compliance with Law. Tenant
             -------------------------------------------------------
shall not generate, use, store, treat, process, handle or Release any Hazardous Substances on or about the Premises or the Land, except to the extent commonly used for the purposes permitted in this Lease or customarily used in conjunction with the cleaning, repair and maintenance of the Premises, and then only in the minimum quantities required and strictly in compliance with this Lease, the CC&R's and all Environmental Laws. Tenant shall inform Landlord in writing of any Hazardous Substances Tenant causes to be located on the Premises or the Land prior to the time such Substances are located on the Premises or the Land. Tenant at its sole cost shall comply with all Environmental Laws applicable to the operation of its business, including without limitation procuring and maintaining in effect any permits or licenses required for Tenant's operations on or about the Premises.

          C. Waste Disposal. Tenant shall dispose of all waste generated by
             --------------
Tenant, its agents, employees or contractors that is or may be a Hazardous Substance at offsite locations in accordance with applicable Environmental Laws, and shall provide Landlord with a copy of any hazardous waste manifests. No waste that is or may be a Hazardous Substance shall be disposed of in, on, under or about the Premises or the Land. If Landlord reasonably suspects any waste present at the Premises or the Land to be a Hazardous Substance, Tenant shall sample and analyze such waste in accordance with applicable Environmental Laws. Tenant promptly shall submit a copy of the results of such tests to Landlord.

          D. Notifications. Tenant shall keep Landlord fully informed at all
             -------------
times regarding all environmental-related matters affecting the Premises or the Land or Tenant's operations thereon. Tenant shall promptly give Landlord copies of any operating, emergency, contingency, closure or other plans, procedures or documents with respect to the Premises and/or the Land which are required pursuant to any Environmental Laws. Tenant shall give Landlord immediate written notice of (i) any investigation, enforcement, remediation or other regulatory action or order taken, issued or threatened in writing in connection with the presence, Release or threatened Release of any Hazardous Substances on or about the Premises or the Land or otherwise resulting from the occupancy, use or activities of Tenant on or about the Premises, (ii) any claims made or threatened in writing by any third party against Tenant or any report, notice or complaint, to Tenant's actual knowledge, filed or threatened in writing to be filed with any government agency, in connection with the presence, Release or threatened Release of any Hazardous Substance on or about the Premises or the Land or otherwise resulting from the occupancy, use or activities of Tenant on or about the Premises; (iii) any

Release of Hazardous Substances on or about the Premises or the Land, or other property in the vicinity of the Premises actually known to or suspected by Tenant, or Tenant's discovery of any environmental condition which could subject Landlord or the Premises or the Land to any restrictions on ownership, occupancy, transferability or use of the Premises or the Land: and (iv) all incidents or matters as to which Tenant is required to give notice to any governmental or quasi-governmental entity pursuant to any Environmental Law. Tenant shall promptly provide Landlord with copies of all claims, complaints, warnings, materials, reports, technical data, notices, correspondence and other information or documents relating to any environmental-related incidents or matters which are the subject of any notice required under this Section 37(D).

          E. Remediation.
             -----------

             (i)  Environmental Condition.  The generation, presence, use,
                  -----------------------
storage, treatment, disposal, handling or Release of any Hazardous Substance by Tenant or its subtenants. Or their respective, agents, employees, contractors or invitees in violation of this Lease which first occurs on or after the respective dates that Landlord delivers possession of the Premises at 328 Gibraltar Drive and 330 Gibraltar Drive to Tenant is referred to as an "Environmental Condition." If an Environmental Condition exists on or about the Premises or the Land, Tenant shall promptly undertake and diligently complete, at its sole cost, and in strict compliance with this Lease and all applicable Environmental Laws, all investigative, corrective and remedial measures required to respond to the Environmental Condition. Such measures shall include, without limitation, removal and proper disposal of the Hazardous Substance and restoration of all land, improvements and other affected areas so that upon completion of the investigation, corrective or remedial measures, the Premises, Land and any other areas affected by the Environmental Condition shall be in compliance with all Environmental Laws.

             (ii)  Landlord's Approval.  Unless an emergency situation exists
                   -------------------
that requires immediate action, Tenant shall obtain Landlord's prior written approval of all contemplated investigation, corrective or remedial measures. Such approval shall -not be unreasonably withheld. Examples of measures subject to Landlord's prior approval include the selection of any environmental consultant or contractor, determination of the scope of work and sampling activities to be performed by the consultant or any contractor and the form and substances of all draft reports prepared by any consultant (before such reports are finalized). Tenant shall provide Landlord with at least three business days' advance notice of any proposed sampling and, if Landlord requests, Tenant shall split samples with Landlord. Tenant also shall promptly provide Landlord with the results of any test, investigation or inquiry conducted by or on behalf of Tenant in connection with the presence or suspected presence of Hazardous Substances on or about the Premises or the Land. Tenant shall provide Landlord with reasonable advance notice, and Landlord shall have the right, but not the obligation, to participate in all oral or written communications with (government entities concerning Environmental Conditions on or about the Premises or the Land.

             (iii)  Landlord's Right to Act. If Tenant fails to comply with this
                    -----------------------
Section, and such failure continues for more than 48 hours after delivery Of written notice from Landlord or a government agency, Landlord shall have the right (but not the obligation), in its sole discretion and without limiting any other remedy which may be available to Landlord under this Lease, at law or in equity, to respond to the Environmental Condition in any manner it may deem appropriate, pursuant to Section 37(G).

          F. Condition on Expiration or Termination. Tenant shall remove and
             --------------------------------------
properly dispose of any Hazardous Substances brought on or about the Premises and the Land by Tenant or its subtenants or their respective agents, employees, contractors or invitees on or after the respective dates that Landlord delivers possession of the Premises at 328 Gibraltar Drive and 330 Gibraltar Drive to Tenant, and restore the Premises, the Land and other affected areas so that the same are in compliance with all Environmental Laws. In addition, Tenant shall repair any damage to the Premises and/or the Land caused by the removal of any such Hazardous Substances including, without limitation. Patching and repaving of parking areas as necessary. At least five months before the expiration of the Term Tenant at its sole cost shall retain a duly licensed environmental consultant acceptable to Landlord to perform a Phase I environmental assessment of the Premises and the Land if Landlord reasonably suspects that any Hazardous Substances are present in. on or under the Premises or the Land and that the presence of such Hazardous Substances is a result of the activities of Tenant or its subtenants or their respective agents, employees, contractors or invitees on or after the respective dates that Landlord delivers possession of the Premises at 328 Gibraltar Drive and 330 Gibraltar Drive to Tenant. Based on that assessment, Tenant shall formulate a plan for any further testing and for removal and proper disposal of any Hazardous Substances generated, used, stored, treated, processed, handled or Released on or about the Premises and the Land by Tenant or its subtenants or their respective agents, employees, contractors or invitees on or after the respective dates that Landlord delivers possession of the Premises at 328 Gibraltar Drive and 330 Gibraltar Drive to Tenant, and restoration of all land, improvements and other affected areas in compliance with all Environmental Laws, together with a schedule for completing such plan before the end of the Term. Tenant shall submit the plan to Landlord at least three months before expiration of the Term and, upon approval by Landlord, Tenant at its sole cost shall implement the approved plan. The completion of the plan shall be confirmed in writing by the environmental consultant. If Tenant fails to do any of the above Landlord shall have the right (but not the obligation) to do so, in accordance with Section 37(G). Tenant also shall take all steps reasonably necessary to terminate, close or transfer all environmental permits, licenses, entitlements and other approvals in accordance with all Environmental Laws, and shall provide Landlord with satisfactory written evidence that each such termination, closure or transfer has been completed.

          G. Landlord's Approval. If Tenant is in default of any of its
             -------------------
obligations under this Section 37, Landlord shall have the right (but not the obligation) to perform such obligations, in its sole discretion and without limiting any other remedy which may be available to Landlord under this Lease, at law or in equity. In that event, Landlord shall have sole discretion in connection with the mariner and timing of such performance, and shall have no responsibility to minimize the cost or legal exposure of Tenant or the inconvenience or other impacts to Tenant resulting therefrom. If Landlord so performs the remediation, Tenant shall pay Landlord, within 10 days after delivery of Landlord's invoice, for any amount incurred or expended by Landlord in connection with such remediation (including consultants', experts' and attorneys' fees and costs), together with interest from the date of expenditure at the Interest Rate.

          H. Tenant's Release and Indemnification of Landlord. Prior to
             ------------------------------------------------
execution and delivery of this Lease, Tenant has made such inspections and investigations of environmental conditions in and around the Premises and Land as Tenant desires and deems appropriate. Tenant, in entering into this Lease, is leasing the Premises "AS IS" in reliance solely on its own inspections and investigations and not on any representations, warranties, statements or other information from Landlord or Landlord's Agents, whether express or implied. Landlord represents to Tenant that, to the best of its actual, current knowledge, Landlord has not received any written notice that the Premises and/or the Land are in violation of any Environmental Laws. For the purposes of this
Section 37.H., "to the best of Landlord's actual, current knowledge" shall mean to actual, current knowledge of George Kovach or Alan Webber.

          In addition to, and without limiting the scope of, all other indemnities provided by Tenant to Landlord under this Lease or Environmental Laws, Tenant shall defend, indemnify and hold harmless Landlord and Landlord's Agent's against and from all Environmental Damages, directly or indirectly, in whole or in part, arising out of or in connection with (i) Tenant's non-compliance with this Lease, the CC&R's or any Environmental Laws, or (ii) the Release of any Hazardous; Substances by Tenant or its subtenants or their respective agents. Employees, contractors, or invitees in, on, under or about the Premises or the Land and from the Premises or the Land on to the surrounding lands, air and water which occurs on or after the respective dates that Landlord delivers possession of the Premises at ' 328 Gibraltar Drive and 330 Gibraltar Drive to Tenant.

          I. No Shift of Liability. Landlord's exercise or failure to exercise
             ---------------------
the rights Granted in this Section 37 shall not in any way shift responsibility for Hazardous Substances or compliance with Environmental Laws from Tenant to Landlord, nor impose any liability on Landlord.

          J. Survival. The obligations of Tenant under this Section 3 7 shall
             --------
survive expiration or earlier termination of this Lease, and any conveyance by Landlord of its interest in the Premises or the Land, and shall continue in full force and effect.

     38.  MODIFICATIONS FOR HOLDER

          If, in connection with obtaining financing for the Premises, the Land, or any portion thereof, any Holder shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights under this Lease or materially increase Tenant's obligations under this Lease.

     39.  SATELLITE DISHES

          Subject to Tenant's receipt of all necessary approvals from the City of Sunnyvale and any other governmental agency with jurisdiction, and any approvals required under the CC&R's, Tenant shall have the right to use the roof areas of the Premises, or such other location on the Land as may be approved by Landlord. for the installation. operation, maintenance, security, repair and replacement of one or more satellite dishes and/or antennas serving the Premises and related cable connections (the "Telecommunications Equipment"). Prior to installing any Telecommunications equipment on the Premises and/or the Land. Tenant shall submit to Landlord for Landlord's review and approval reasonably detailed plans and specifications describing such equipment and tenant's proposed method of installation, accompanied by a certified structural engineer's report demonstrating that the roof can support the proposed telecommunication's Equipment or, if applicable. recommending any structural modifications to the Premises which are necessary to support the Telecommunications Equipment. Tenant shall install any Telecommunications Equipment in a good and workmanlike manner, in compliance with all applicable Laws. and in conformance with the plans and specifications approved by Landlord. Tenant's use of the Premises with respect to the Telecommunications Equipment shall be subject to such reasonable rules as Landlord may from time to time designate. Tenant shall be solely responsible for the installation. maintenance. repair. operation and replacement of the Telecommunications Equipment and for the repair of any damage to the roof caused by the installation, maintenance, repair, operation and/or replacement of the Telecommunications Equipment. Tenant shall remove the Telecommunications Equipment from the Premises and/or the Land as soon as reasonably possible following the expiration or sooner termination of this Lease, but in no event later than 30 days thereafter, and shall restore the Premises and/or the Land to substantially the same condition they were in prior to the installation of the Telecommunications Equipment.

     40.  GENERAL

          A. Captions. The captions and headings used in this Lease are for the
             --------
purpose of convenience only and shall not be construed to limit or extend the meaning, of any part of this Lease.

          B. Counterparts. This Lease may be executed in counterparts, each of
             ------------
which shall be deemed an original but all of which shall constitute one document.

          C. Time. Time is of the essence for the performance of each term,
             ----
condition and covenant of this Lease.

          D. Interpretation. If any provision of this Lease or the application
             --------------
thereof to any person or circumstance shall be invalid or unenforceable to any extent, it shall be adjusted, if possible, rather than voided, in order to achieve the intent of the parties. In any event, the remainder of this Lease and the application of such provision to the other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by Law. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent. Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts at Landlord's expense (except as expressly set forth in Section 17(E)) or to any set-off of the rent or other amounts owing, against Landlord- provided that, the above shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions of this Lease so long as the requirements of Section 26(C) are met.

          E. Choice of Law. This Lease shall be construed and enforced in
            --------------
accordance with the intemal laws of the State of California

          F. Gender: Singular. Plural. When the context of this Lease requires.
             ------------------------
the neuter gender includes the masculine, the feminine. a partnership or corporation or joint venture. and the singular includes the plural.

          G. Binding, Effect. The covenants and agreement contained in this
             ---------------
Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

          H. No Waiver. The waiver by Landlord of any breach of any term.
             ---------
condition or covenant of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term. condition or covenant of this Lease. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No term, condition or covenant of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. No act done by Landlord or Landlord's Agents during the Term, including without limitation. any agreement to accept surrender of the Premises or to amend or modify this Lease, shall be deemed to be binding on Landlord, unless such act or thing shall be evidenced by a written instrument signed by an officer of Landlord, or a party designated in writing by Landlord to Tenant as so authorized to act. The delivery of keys to Landlord or Landlord's Agents shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent, and all other amounts owing, shall be deemed to be other than on account of the earliest stipulated Rent or other amounts nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction; Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy available to Landlord under this Lease, at law or in equity.

          I. Entire Agreement. This Lease is the entire agreement between the
             ----------------
parties, and there are no agreements or representations between the parties except as expressed in this Lease. No subsequent change or addition to this Lease shall be binding unless in writing and signed by Landlord and Tenant.

          J. Authority. Each individual executing this Lease on behalf of Tenant
             ---------
warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with its governing documents and that this Lease is binding upon Tenant in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease.

          K. Exhibits. All exhibits, amendments. riders and addendums attached
             --------
to this Lease are hereby incorporated in and made a part of it.

          L. Standard of Reason. Whenever the consent or approval of Landlord or
             ------------------
Tenant is called for in this Lease with respect to any matter, or Landlord has discretion as to the satisfaction or acceptability of any matter. such consent or approval shall not be unreasonably withheld and such discretion must be exercised reasonably, except as otherwise expressly permitted herein.

          M. No Personal Liability. The obligations of Tenant under this Lease
             ---------------------
do not constitute personal obligations of the individual directors, officers or shareholders of Tenant, and Landlord shall not seek recourse against any of the same or any of their respective personal assets for satisfaction of any liability in respect to this Lease.

          N. Lease Summary. The Lease Summary attached to this Lease is intended
             -------------
to provide general information only. In the event of any inconsistency between the Lease Summary and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

     THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.


LANDLORD:                JOHN HANCOCK MUTUAL LIFE INSURANCE
                         COMPANY, a Massachusetts corporation


                         By:
                            --------------------------------
                         Its:
                             -------------------------------



TENANT:                  INTERNATIONAL NETWORK SERVICES, INC.,
                         a California corporation


                         By:
                            --------------------------------
                                    (Signature)

                         By:
                            --------------------------------
                                    (Name Printed)

                         Its:
                             -------------------------------
                                    (Title)

                         Date:
                              ------------------------------